SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) February 22, 1999



                            ELECTRONIC CLEARING HOUSE, INC.
             (Exact name of registrant as specified in its charter)



NEVADA                        0-15245             93-0946274
(State or other               (Commission         (IRS Employer
 jurisdiction                  File Number)        Identification No.)
 of incorporation)


         28001 Dorothy Drive,    Agoura Hills, California            91301
              (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code (818) 706-8999




          (Former name or former address, if changes since last report)











ITEM 5.   OTHER EVENTS

          On March 8, 1999, Electronic Clearing House, Inc. (the "Company") issued a press release announcing that it has entered into a letter of intent, dated February 22, 1999, to acquire the assets of Magic Software Development, Inc. of Albuquerque, New Mexico ("Magic"). Magic provides electronic check conversion, electronic check representment, payday loan, check verification and check guarantee solutions to financial services companies and retailers. The transaction consideration contemplates a fixed number of the Company's stock and a performance-based earn-out component. The closing of the proposed acquisition is subject to negotiation and execution of definitive agreements and satisfaction of certain pre-closing conditions.

          The press release issued by the Company is attached hereto as
          Exhibit 99.1 and is incorporated herein by reference.





ITEM 7.   EXHIBITS




Exhibit
Number         Description of Document

99.1      Press release issued and dated March 8, 1999.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              ELECTRONIC CLEARING HOUSE, INC.
                                           (Registrant)




                              By  \s\ Alice L. Cheung
                                Alice L. Cheung, Treasurer &
                                Chief Financial Officer



Dated:  March 8, 1999